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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 19, 1998




                                 PMR CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      000-20488                                                       23-2491707
(Commission File No.)                          (IRS Employer Identification No.)

                        501 WASHINGTON STREET, 5TH FLOOR
                           SAN DIEGO, CALIFORNIA 92103
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (619) 610-4001


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ITEM 5. OTHER EVENTS.

A. PMR hereby incorporates by reference the contents of the news release announcing the third quarter results and regulatory challenges filed as
        Exhibit 99.1 to this report.

B. PMR hereby incorporates by reference the contents of the news release announcing the signing of the letter of intent filed as Exhibit 99.2 to this report.


                                       2.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

                  99.1     News Release dated February 19, 1998.

                  99.2     News Release dated February 19, 1998.


                                       3.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PMR CORPORATION




Dated:  February 24, 1998                   By: /s/ Mark P. Clein
                                                --------------------------------
                                                Mark P. Clein
                                                Executive Vice President and
                                                  Chief Financial Officer


                                       4.
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                                INDEX TO EXHIBITS



               99.1 News Release dated February 19, 1998.

               99.2 News Release dated February 19, 1998.


                                       5.